Strong Foundation. Stronger Future. Simpson Manufacturing Co., Inc. Investor Presentation April 2025 Exhibit 99.2

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "cou ld," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward- looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID- 19 pandemic or other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, and the operations of our customers, suppliers and business partners, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Investment Highlights (1) Above market North America volume in pounds relative to U.S. housing starts. (2) As of December 31, 2024. (3) Time frame represents January 1, 2021 to December 31, 2024. Customer-centric business model, above market volume growth(1), high brand recognition and trusted reputation Leader in structural solutions for wood connections with significant opportunities in all addressable markets Strong gross profit and operating margins with an EPS CAGR of 19%(2) over the last 10 years Strong balance sheet with less than 1x leverage ~52% of free cash flow returned to stockholders since 2021(3) exceeding 35% target Diversified product offerings serving customers across five end-use market segments 3

Celebrating 30 Years as a Public Company (1) Since its debut at $11.50 per share ($2.875 split-adjusted) at its initial public offering (IPO) on May 25, 1994. Nearly 31 years and two stock splits later, shares of Simpson closed at $153.54 on April 25, 2025, which, together with quarterly dividends, has resulted in a total compound annual growth rate o f approximately 14%. Performance Since IPO On September 6, 2024, the Company commemorated its 30th anniversary as a publicly traded company by ringing the NYSE closing bell. Revenue Growth (1994 – 2024) ~15x$150 M $2.2 B EPS Growth (1994 – 2024) ~54x$0.14 $7.60 $153.54 $0.00 $30.00 $60.00 $90.00 $120.00 $150.00 $180.00 $210.00 2 5 -M a y -9 4 2 5 -M a y -9 6 2 5 -M a y -9 8 2 5 -M a y -0 0 2 5 -M a y -0 2 2 5 -M a y -0 4 2 5 -M a y -0 6 2 5 -M a y -0 8 2 5 -M a y -1 0 2 5 -M a y -1 2 2 5 -M a y -1 4 2 5 -M a y -1 6 2 5 -M a y -1 8 2 5 -M a y -2 0 2 5 -M a y -2 2 2 5 -M a y -2 4 Compound annual growth rate of ~14%(1) since 1994 IPO 4

Simpson’s Purpose and Unique Culture OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Have Fun, Be Humble To deliver innovative solutions that help people design and build safer, stronger structures. 5

Our Strong Business Model Broad portfolio of solutions 15K standard & custom wood products 3K standard & custom concrete products 50+ software and web-app solutions Unparalleled availability and delivery ~98% product fill rate 24-48 hour typical delivery 48-hour turnaround on specials Same-day shipping availability Impactful industry outreach 26 training centers 700+ training workshops per year Partnering with organizations to support construction trades education Innovation leader Pioneer of construction solutions 8 accredited test labs ~120 code evaluation reports 500+ patents worldwide Comprehensive service ~700 field sales reps Thousands of jobsite visits Dedicated customer service and technical support Longstanding relationships 26 of top 30 builders on a program ~250 builders representing >50% of US housing starts Millions of specifications Thousands of dealers & retailers Why Simpson? Our Customer-Centric Approach and Commitment to Exceptional Service 6

Simpson’s Value Proposition Our presence at every stage of the construction process — from compliance and specification to procurement and installation — creates an interconnected value chain, setting us apart and ensuring long-term market leadership. ▪ Code evaluation reports for products verify building code compliance ▪ Contribute to test protocols and involved with academia in full-scale building tests ▪ Engineered and tested seismic/high-wind products; design and product selection apps ▪ Provide load values, design guidance & support, field calls, project-specific testing ▪ Large product selection; highly specified connectors; mgmt & estimating software ▪ Merchandising/in-store support, online ordering, rebates, best-class customer service ▪ Easy-to-install products; builder spec, mgmt, estimating, deck software; value engineering ▪ Contractual relationships, rebates, product testing, best-in-class technical & field support Our Solutions and Services In-person and online product knowledge training and industry-specific educational workshops available, including classes with CEUs and PDHs for architects, engineers, and building officials.

0 500 1,000 1,500 2,000 2,500 J a n -0 1 J a n -0 2 J a n -0 3 J a n -0 4 J a n -0 5 J a n -0 6 J a n -0 7 J a n -0 8 J a n -0 9 J a n -1 0 J a n -1 1 J a n -1 2 J a n -1 3 J a n -1 4 J a n -1 5 J a n -1 6 J a n -1 7 J a n -1 8 J a n -1 9 J a n -2 0 J a n -2 1 J a n -2 2 J a n -2 3 J a n -2 4 US Housing Starts Target housing starts needed to keep up with demand U.S. Housing Market Shortage Long-Term Housing Market Source: John Burns Research and Consulting, U.S. Census Bureau Reasons to believe in the market in the mid- to long-term: ▪ Sizable shortage of new homes after more than a decade of under-building relative to population growth ▪ Estimated shortage of ~2 million homes in the U.S. ▪ Rising population entering housing demand years ▪ Aging housing stock and insufficient resale inventory is supporting demand for new construction 500k starts 1.8M starts 2.1M starts 2024 to 2034 total projected US housing demand (for sale and for rent) to satisfy growth and undersupply is 18.6M Total Need 1.86M per year 8

Core Addressable Market (1) (1) Market share based on net sales as of the full year ended December 31, 2024. Market sizes based on internal estimates using information as of October 2 023. Includes North America, Europe and Pacific Rim. Many opportunities to grow our product lines across end-use markets Wood Connectors, ICS (Truss) & Lateral Systems Fastening Systems Concrete & Steel Connections Addressable Market $3.8 B SSD Share $1.8 B Addressable Market $5.1 B SSD Share $0.5 B Addressable Market $2.8 B SSD Share $0.3 B 33% 11% 12% 9

Digital Solutions & Services (Software, Web Apps, Estimating) Steel Connections (Cold-Formed Steel, Roof Framing, Structural) Lateral Systems (Shearwalls, Rod Systems) Integrated Component Systems (Truss Plates, Software) Fastening Systems (Structural & Deck Screws, Tools) Wood Connectors (Framing, Flooring, Roofing) Our broad and deep product offering includes 10,000+ standard and custom products for wood, concrete, and steel connections as well as digital solutions to make it easier to specify and order our products. Broad Portfolio of Solutions Note: Excluding ETANCO building envelope products only sold in Europe. Concrete Connections (Mechanical Anchors, Adhesives, RPS*) *Repair, Protection, and Strengthening Systems

Our market-focused approach enables us to better serve current customers while identifying opportunities to reach new customers with our product solutions. 5 Key End-Use Markets in North America See Appendix for additional details. Residential Construction Commercial Construction OEM National Retail Component Manufacturer 11

Driving Growth with Digital Solutions Make it easier to do business with Simpson through best-in-class online portal and digital experience 1 Use technology to streamline and strengthen partnerships with key customer groups 2 Provide software solutions that drive the specification and use of our products 3 Building out our digital offerings to serve customers across the building industry Key focus areas to make it easier to specify and order our products Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans 12

Europe Strategy Building Strong Brands in Our Core Business Grow with Our Strong Solutions In Our Highest Potential Markets Focus on the countries where we already operate Stronger effort in commercial new building and residential renovation Exploit the mass timber trend Further strengthen our #1 position in wood connectors Double structural fasteners Build on our strong position in facade Offer complete product solutions: Connectors Fasteners Anchors Targeted expansion in pavement reinforcement 13

Strong Business Drives Stockholder Value (1) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to ta x code in 2013. The dividend paid in December 2012 is included in 2013. Across Operating Segments ($ USD Millions) North America $1,736 Europe $479 Asia/ Pacific $17 Our 2024 Sales by Product… ($ USD Millions) Wood Construction $1,900 Concrete Construction $331 Other $2 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 $8.26 $7.60 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 EPS $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.03 $1.07 $1.11 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Dividends Per Share(1) 14

Historical Market and Financial Performance 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts Total Company Revenue & Profitability Relative to U.S. Housing Starts 15

Accelerating Above Market Growth Our North America operations continue to outperform U.S. housing, and we are highly focused on accelerating above market volume growth beyond historical average performance while continuing to pursue strong profitability. ~3% pts. on avg. above market ~7% pts. on avg. above market 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 - 50 100 150 200 250 300 350 400 450 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 H o u s in g S ta rts (M ) S a le s V o lu m e s North America Volume US Housing Starts 16

~ 1.4 million U.S. housing starts in 2020 and 2024 Significant Progress in a Flat Market 1.38 M U.S. housing starts (Census Bureau) 1.37 M U.S. housing starts (Census Bureau) Revenue $1.25 B Op. Income $250 M 2020 2024 Revenue $2.23 B Op. Income $430 M Net Pricing ~$450 M Share Gains ~$200 M ETANCO $300 M 17

Progress Made from 2020 to 2024 Despite market headwinds, we entered 2025 from a position of strength. ✓ ~$1B more revenue ✓ ~$180M more operating profit ✓ Clearer targets and strategies ✓ Stronger market leadership in connectors, improved share in fasteners and anchors ✓ Shifted to market-focused sales ✓ Promoted high-potential talent and external experts to senior leadership ✓ Transitioned to direct sales, away from two-step distribution ✓ Streamlined processes and focused on high-impact products ✓ Improved M&A process for smoother integrations ✓ Grew European business and nearing right-sized footprint ✓ Investments in manufacturing, logistics, and software development 18

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Proxy Peer Average (1) 9.8% 4.3% 3.6% 4.0% 4.8% 5.1% 7.6% 7.3% 8.8% 11.1% 13.6%14.0% 13.1%13.0% 14.3% 16.5% 17.2% 17.0% 14.7% 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.4% 21.7% 21.5% 19.3% 18.5% - 20.5%(2) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E Proxy Peer Average SSD-US Operating Income Margin Average 2006 - 2019 2020- 2021 2022- 2024 Proxy Peer Average(1) 8.6% 15.4% 16.3% SSD 13.7% 21.7% 20.8% (1) Proxy peer average includes: AOS, AAON, WMS, ALLE, AMWD, APOG, AWI, ATKR, AZEK, EXP, ROCK, JHX, LPX, PATK, NX, SUM, TREX for the years 2006-2023. Includes AOS, PATK, and WMS for the year ended December 31, 2024, AKEK and ATKR for the full year ended September 30, 2024 and NX for the year ended October 31, 2024. (2) Fiscal 2025 operating margin outlook as of April 28, 2025. Please refer to the first quarter 2025 earnings press release issued on April 28, 2025 for additional details. 19

Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation. $206 $208 $151 $400 $427 $340 $33 $33 $44 $62 $89 $183 $7 $8 $6 $811 $23 $79 $40 $40 $42 $44 $45 $47 $61 $76 $24 $79 $50 $100 $142 $158 $116 $995 $207 $408 2019 2020 2021 2022 2023 2024 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases D o lla r a m o u n ts s h o w n i n M ill io n s 20

Capital Return History $898.1 Million 2021 – 2025(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($1,323.9 M) less Capital expenditures ($425.8 M) Repurchases of Common Stock(2) 30.9% Quarterly Cash Dividends 21.0% (1) Time frame represents January 1, 2021 to March 31, 2025. 21

Use of Cash Priorities Past and Potential Future Uses of Cash Flows Acquisitions Dividends Debt Repayment Share Repurchases ▪ Prioritizing facility expansions (capacity, service, efficiencies and safety) ▪ Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.) ▪ Evaluating potential M&A in the markets we operate (support key growth initiatives) ▪ Integrating ETANCO remains the priority ▪ Maintain quarterly cash dividends(1) ▪ Consistently and moderately raise dividends ▪ Capital return target of 35% of free cash flow(2) ▪ Focused on repaying debt incurred to finance the acquisition of ETANCO ▪ Selective and opportunistic share repurchases ▪ Board approved $100 M share repurchase authorization through December 2025 ▪ Capital return target of 35% of free cash flow(2) Organic Growth (1) On January 31, 2025, the Company's Board of Directors declared a quarterly dividend of $0.28 per share, paid on April 24, 2025 to stockholders of record on April 3, 2025. (2) The Company defines free cash flow as cash flow from operations less capital expenditures. Cash Flow From Operations 22

Investments to Meet Growing Demand Expansion of North American manufacturing operations to better serve our customers. Expansion of Columbus, OH Facility Greenfield Gallatin, TN Facility ▪ Future capacity to support growth ▪ Maintain safety standards ▪ Ensure excellent service levels ▪ Allow needed headcount growth ▪ Improve production costs Opened H1 2025 ▪ Support fastener sales growth ▪ Reduce dependence on imported products ▪ Achieve company fill rate standards ▪ Vertically integrate manufacturing Expected H2 2025 23

Acquisition Strategy Accelerate our strategic growth priorities through M&A opportunities, maximizing long-term value. Strengthen our business model by expanding our product lines to develop complete solutions for the markets in which we operate Improve our manufacturing capabilities and supply chain efficiencies to reduce lead-times and bring production closer to the end customer Build a robust M&A pipeline; most actionable opportunities are smaller / tuck-in type acquisitions 24

Company Ambitions(1) Strengthen our values-based culture1 Be the business partner of choice2 Strive to be an innovative leader in the markets we operate 3 (1) Revised January 1, 2025. Continue above market volume growth relative to U.S. housing starts 4 Maintain operating income margin of >20%5 EPS growth ahead of net revenue growth6 25

Appendix

Innovation Leader Simpson is a pioneer of construction solutions and the industry standard for structural connectors. 1956 1970 1984 1996 1997 1999 2005 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN 2008 EXPANSION INTO STAINLESS STEEL FASTENERS 2011 FURTHER EXPANSION INTO COLD-FORMED STEEL 27

Innovation Leader (continued) Over the years, Simpson has remained an innovation leader in connectors, fasteners, lateral systems, anchors, concrete repair, construction software and structural steel solutions. 2016 20192012 2017 EXPANSION INTO CARBON FIBER SOLUTIONS EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO STRUCTURAL STEEL EXPANSION INTO OUTDOOR DECORATIVE HARDWARE 2021 FURTHER EXPANSION INTO WOOD SHEAR WALLS 2022 EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET 2023 FURTHER EXPANSION INTO MASS TIMBER EXPANSION INTO TRUSS SOFTWARE 2013 EXPANSION INTO ENGINEERED WOOD PRODUCTS SOFTWARE EXPANSION INTO EQUIPMENT SPACE (ESTIFRAME) 2024 (MONET DESAUW) FURTHER EXPANSION INTO ENGINEERED WOOD PRODUCT SOFTWARE 28

Innovation Leader (continued)

(1) Data as of February 2025.

A dedication to innovation through extensive research and development, academic partnerships and state-of-the-art structural testing.

Innovation by the numbers[1]

~300 Engineers	8 Accredited Test Labs	~120 Code Reports
~500 Patents Worldwide	~200 Patents Pending	~1,700 Trademarks Worldwide

Testing is in our DNA





Large scale structural testing and individual solution testing provides us with a better understanding of how structures perform, advances our design technology and improves building safety.

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Residential End-Use Market Key Market Focus Areas Strategy ▪ Build and maintain strong relationships with Builders and pro-dealers ▪ Specify and create demand through national builders ▪ Ensure product availability through national pro-dealers ▪ Utilize connectors to grow other product lines ▪ Deliver digital solutions to accelerate building safer stronger structures ▪ Single family construction ▪ Multifamily construction ▪ Outdoor living (e.g., decks, pergolas, fences) ▪ Repair, remodel and retrofit applications ▪ National home builder relationships ▪ Lumber and building materials (LBM) relationships Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions 30

Commercial End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Call on and educate engineers and designers to drive specifications ▪ Provide training and support to contractors and distributors ▪ Deliver digital solutions that make it easy for engineers to specify and contractors to use our products ▪ Continue to build out solutions portfolio to increase breadth of line in structural steel, anchors, fasteners, strengthening and products for cold-formed steel ▪ Strategic partnership with Structural Technologies – largest installer of carbon fiber products ▪ Retail and office buildings ▪ Institutional (education, healthcare) ▪ Public and utilities (water supply, pipelines, ports) ▪ Transportation (bridges, tunnels, airports) ▪ Manufacturing (factories, warehouses, data centers) ▪ Structural steel buildings 31

OEM End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Aligned with our business model; identify opportunity for existing connectors, fasteners, anchors and truss plates products into this market ▪ Engineer and launch value-added OEM-specific structural solutions ▪ Leverage our engineering testing capabilities ▪ Develop direct and distribution sales channels ▪ Utilize external innovation opportunities ▪ Offer custom connector fabrication for the Mass Timber industry ▪ Off-site construction (manufactured housing, modular construction, post-frame construction, prefab sheds) ▪ Mass timber construction ▪ Wood and steel fastening (crates, trailers, RV manufacturers, etc.) ▪ Concrete anchoring and kitting (material handling and precast concrete manufacturers, private label & kitting) 32

National Retail End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Improve retail execution through merchandising, product development, and marketing ▪ Continue expanding availability of all product lines, and increase in-store training ▪ Enable consumers to customize, design and create bill-of- materials with software ▪ Partner with home center brand advocates, and invest in retail media to maximize e-commerce sales ▪ Utilize external innovation opportunities ▪ Large home centers ▪ Co-ops / retail chains ▪ Farm & hardware supply retailers ▪ Pro customer strategy ▪ eCommerce growth ▪ DIY customers 33

Component Manufacturer End-Use Market Key Market Focus Areas Strategy ▪ Continue to develop functional, stable, open software ▪ Continue to increase truss plate manufacturing capacity to support growth ▪ Further build internal talent pool for implementation, training and high touch service and support ▪ Provide a modest equipment offering ▪ Industry involvement and strong relationships ▪ Component manufactures who build roof and floor trusses, offer EWP solutions and/or wall panel solutions ▪ Equipment solutions ▪ Large LBMs ▪ Offsite construction – i.e., fully integrated builders Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions Multi Module Software Offering 34

Digital Solutions Building out our digital offerings to serve customers across the building industry. Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans 35

Corporate Social Responsibility Environmental: Committed to continuously improving the efficiency of our resource use to lessen our impact, and designing and manufacturing products with environmental conservation in mind Manufacturing Facilities ▪ GOAL: Minimize amount of total waste generated by manufacturing processes through companywide lean practices ✓ In 2024, continued the work at each of our facilities to advance toward appropriate environmental stewardship practices Energy Conservation ▪ GOAL: Improve energy efficiencies at facilities globally to ensure eco-friendly, cost-effective operations ✓ In 2024, continued various energy conservation initiatives across our operations Waste Reduction and Recycling ▪ GOAL: Support the Circular Economy by minimizing our largest recognized waste stream and sending unused steel back upstream ✓ Continuously work to improve the design of our products to minimize scrap steel during the stamping process, reducing costs and energy Sustainable Building Practices ▪ GOAL: Support sustainable business practices through use of green building technology and non-toxic materials ✓ Completed testing on a 10-story mass-timber structure, paving the way for increased adoption of regenerative construction materials 36

Corporate Social Responsibility Social Responsibility: Dedicated to ensuring everyone at our Company feels included, valued, empowered, and equipped with the tools and confidence to improve, learn and thrive personally and professionally Inclusion and Belonging ▪ GOAL: Foster diversity in our workforce and maintain representation of differing genders, ages, races, ethnicities, and abilities ✓ Partnered with DiversityJobs to promote our job postings, and recently established a promotion guide to ensure a fair and consistent approach Leadership and Development ▪ GOAL: Ensure all employees have access to opportunities to grow and thrive in their careers with the Company ✓ Launched employee skills assessment and began creating meaningful development programs to ensure continued employee growth Human Capital Management ▪ GOAL: Strengthen our values-based leadership and culture based on our Company value that Everybody Matters ✓ Formed a partnership with Gallup to conduct our biannual Global Employee Engagement Survey Health and Safety ▪ GOAL: Provide the highest standard of safety and create a healthy working environment ✓ In 2024, improved the global Total Recordable Incident Rate to 0.98, below the gold standard of recognized international experts 37

Strong Foundation. Stronger Future.